SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Strategic High Yield Tax Free Fund

Effective October 1, 2014, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 1987.

Rebecca L. Flinn, Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 1998.

A. Gene Caponi, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2009.

Ashton P. Goodfield, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Carol L. Flynn, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

September 29, 2014 PROSTKR‐439